1 Pagaya Reports First Quarter 2026 Results & Raising Full-Year Net Income Guidance Reported solid performance across key metrics • $25 million GAAP net income; up $17 million YoY • $94 million Adjusted EBITDA; up 18% YoY • $318 million Total revenue and other income; up 10% YoY • $2.6 billion Network volume; up 9% YoY New York, NY and Tel Aviv, Israel – May 7, 2026 – Pagaya Technologies Ltd. (NASDAQ: PGY) (“Pagaya”, the “Company” or “we”), a global technology company delivering artificial intelligence infrastructure for the financial ecosystem, today announced financial results for the first quarter 2026. For additional information, view Pagaya's first quarter 2026 letter to shareholders here. “Our results this quarter demonstrate, once again, that at Pagaya, profitability and disciplined risk management are not in tension — they are the same strategy. As we expand our partner network and deepen product adoption, we are building the durable, through-the-cycle business that will bridge Wall Street and Main Street for the long run.” The company also announced a leadership transition. Evangelos Perros, Chief Financial Officer, is stepping down and will be succeeded by Jon Dobres, Chief Strategy Officer effective June 15. Mr. Perros will remain with the Company serving as a Strategic Executive Advisor to Gal Krubiner, Chief Executive Officer, through December 31. First Quarter 2026 Highlights All comparisons are made versus the same period in 2025 and on a year-over-year basis unless otherwise stated. • GAAP Net income attributable to Pagaya shareholders of $25 million in 1Q’26 (compared to the outlook of $15 million - $35 million), improved by $17 million compared to the prior year period, reflecting revenue growth, lower expenses, and normalized impairments. • Operating income of $80 million in 1Q’26 increased 68% year-over-year driven by network volume growth and stable operating expenses. • Network volume of $2.6 billion in 1Q’26 (compared to the outlook of $2.5 billion to $2.7 billion), grew by 9% year-over-year, or up 23% ex-SFR, driven by growth in our Auto and Point-of-Sale verticals, while maintaining our focus on prudent underwriting. • Total revenue and other income of $318 million in 1Q’26 (compared to the outlook of $315 - $335 million), increased 10% year-over-year, driven by 130% growth in interest income. • Revenue from fees less production costs (“FRLPC”) of $121 million million in 1Q’26, increased by 5% year-over-year, FRLPC as a % of network volume (“FRLPC %”) contracted by 19 basis points year-over- year to 4.6% driven by asset class mix, new partner contributions and tighter pricing on our ABS transactions reflecting higher cost of capital and a tighter pricing in light of market conditions. • Adjusted EBITDA of $94 million in 1Q’26 (compared to the outlook of $80 million to $95 million), grew by 18% year-over-year benefiting from growth in FRLPC and operating leverage as the business scales. • Closed the first ~$450 million RPM resecuritization ABS highlighting demand for seasoned collateral from both new and existing RPM capital partners. This quarter we raised $2.1 billion in ABS funding across 4 transactions despite market volatility.

2 • First AAA Fitch Rating on $368 million PAID resecuritization; a step-change improvement in our ABS program. The expansion to a major rating agency reflects consistent credit performance, enhances secondary market liquidity, and opens up additional pockets of institutional capital. • Year-to-date, onboarded 4 partners across all three asset classes while maintaining a disciplined risk posture. We expect to onboard additional partners this year, as we already have more prospective partners in our onboarding phase, with a mix of regional banks & non-banks. Second Quarter 2026 Outlook 2Q26 Network Volume Expected to be between $2.875 billion and $3.075 billion Total Revenue and Other Income Expected to be between $345 million and $365 million Adjusted EBITDA Expected to be between $100 million and $115 million GAAP Net Income Expected to be between $25 million and $45 million Full-Year 2026 Outlook FY26 Network Volume Expected to be between $11.45 billion and $13 billion Total Revenue and Other Income Expected to be between $1.4 billion and $1.575 billion Adjusted EBITDA Expected to be between $420 million and $460 million GAAP Net Income Expected to be between $110 million and $160 million Webcast The Company will hold a webcast and conference call today, May 7, 2026 at 8:30 a.m. Eastern Time. A live webcast of the call will be available via the Investor Relations section of the Company’s website at investor.pagaya.com. To listen to the live webcast, please go to the site at least five minutes prior to the scheduled start time in order to register, download and install any necessary audio software. Shortly before the call, the accompanying materials will be made available on the Company’s website. Shortly after the call, a replay of the webcast will be available for 90 days on the Company’s website. The conference call can also be accessed by dialing 1-833-316-2483 or 1-785-838-9284. The telephone replay can be accessed by dialing 1-844-512-2921 or 1-412-317-6671 and providing the conference ID# 11161536. The telephone replay will be available starting shortly after the call until Thursday, May 21, 2026. A replay will also be available on the Investor Relations website following the call. About Pagaya Technologies Pagaya (NASDAQ: PGY) is a global technology company making life-changing financial products and services available to more people nationwide, as it reshapes the financial services ecosystem. By using machine learning, a vast data network and an AI-driven approach, Pagaya provides comprehensive consumer credit and other products for its partners, their customers, and investors. Its proprietary API and capital solutions integrate into its network of partners to deliver seamless user experiences and greater access to the mainstream economy. Pagaya has offices in New York and Tel Aviv. For more information, visit pagaya.com. Cautionary Note About Forward-Looking Statements This document contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, that involve risks and uncertainties. These forward-looking statements generally are identified by the words “anticipate,” “believe,” “continue,” “can,” “could,” “estimate,” “expect,” “intend,” “may,” “opportunity,” “future,” “strategy,” “might,” “outlook,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “strive,” “will,” “would,” “will be,” “will

3 continue,” “will likely result,” and similar expressions. All statements other than statements of historical fact are forward-looking statements, including statements regarding: the Company’s strategy and future operations, including expanding its partner network and deepening product adoption; the strength of our operating model; navigating the current macro environment; building a durable, through-the-cycle business for the long-term; the Company’s plans to onboard additional partners in 2026; our proactive risk management strategy; our funding strategy and attracting new capital; leveraging public ABS markets in the near-term; growth in 2026 driven by product expansion and new partners; drawing on and repaying our revolving credit facility; expected management transitions; and the Company’s financial outlook for Network Volume, Total Revenue and Other Income, Adjusted EBITDA, and GAAP Net Income in the second quarter and for the full year 2026, and for FRLPC as a % of Network Volume for the full year 2026. These forward-looking statements involve known and unknown risks, uncertainties and other important factors that may cause the Company’s actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Risks, uncertainties and assumptions include factors relating to: our rapid growth and our ability to effectively manage our growth and maintain profitability; adverse global economic conditions and other catastrophic events; adverse developments impacting the banking and financial services industries, consumer credit activity, and the availability of equity and debt financing; our reliance on services provided by third-party vendors; our dependence on our AI technology; our reliance on a limited number of partners which presents concentration risk for Network Volume and Revenue; retaining and attracting new partners by improving our platform and offering new and relevant products; our ability to raise capital from investors; developing and maintaining robust and diverse funding sources; the competitive nature of our industry; changes to our accounting policies or financial reporting standards; maintaining our brand image and reputation; managing risks related to fraudulent activity; our reliance on key employees including our founders; effectively managing conflicts of interest related to our financing vehicles; legal proceedings, investigations, or claims; maintaining adequate insurance coverage; the effectiveness of our risk management processes; realizing the intended benefits of any strategic transactions; the regulation of AI technologies by the FTC, CFPB, and other governmental agencies; enforcing our intellectual property rights; our use of open-source software components; our ability to continue receiving accurate data from our partners; cyberattacks and other security breaches; risks related to our single-family rental operations including volatility in the single-family rental market, lease renewal and default rates, HOA regulations, the accuracy of resident-supplied information, leasing fraud, renovation and maintenance costs, and regulations impacting the single-family rental business; our compliance with laws related to consumer protection, consumer finance, lending, fair lending, data protection and privacy, cybersecurity, and investment advisory services, and maintaining required licenses to operate; heightened regulation of the financial services industry; the risks that we are deemed to be an investment company or that we cannot rely on exemptions under various laws to conduct the funding component of our business; our ability to continue accessing the securitization market; our compliance with anti-corruption, anti-bribery, anti-money laundering, economic and trade sanctions and similar laws; the risk that we would be deemed the true lender for loans originated by our partners; the enforceability of assets we acquire from our partners; risks related to ongoing conflicts including between Russia and Ukraine and Israel, the United States, and Iran; risks related to our operations in Israel including regional hostilities and our employees’ required military service; risks related to being a public company including limited management experience and increased costs; covenants in our indebtedness arrangements that could limit our ability to operate our business; changes in tax laws and the outcome of potential tax audits; and other risks that are described in the Company’s Annual Report on Form 10-K filed on March 2, 2026 and our subsequent filings with the U.S. Securities and Exchange Commission. These forward-looking statements reflect the Company’s views with respect to future events as of the date hereof and are based on assumptions and subject to risks and uncertainties. Given these uncertainties, investors should not place undue reliance on these forward-looking statements. The forward-looking statements are made as of the date hereof, reflect the Company’s current beliefs and are based on information currently available as of the date they are made, and the Company assumes no obligation and does not intend to update these forward-looking statements. Financial Information; Non-GAAP Financial Measures Some of the unaudited financial information and data contained in this press release, our shareholder letter and Form 8-K, such as Fee Revenue Less Production Costs (“FRLPC”), FRLPC as a % of Network Volume, Adjusted

4 EBITDA, Adjusted EBITDA Margin, Adjusted Net Income (Loss), Core Operating Expenses and Core Operating Expenses as a % of FRLPC, have not been prepared in accordance with United States Generally Accepted Accounting Principles (“U.S. GAAP”). To supplement the unaudited consolidated financial statements prepared and presented in accordance with U.S. GAAP, management uses the non-GAAP financial measures FRLPC, FRLPC as a % of Network Volume, Adjusted EBITDA, Adjusted EBITDA Margin, Adjusted Net Income (Loss), Core Operating Expenses, and Core Operating Expenses as a % of FRLPC to provide investors with additional information about our financial performance and to enhance the overall understanding of the results of operations by highlighting the results from ongoing operations and the underlying profitability of our business. Management believes these non- GAAP measures provide an additional tool for investors to use in comparing our core financial performance over multiple periods. However, non-GAAP financial measures have limitations in their usefulness to investors because they have no standardized meaning prescribed by U.S. GAAP and are not prepared under any comprehensive set of accounting rules or principles. In addition, non-GAAP financial measures may be calculated differently from, and therefore may not be directly comparable to, similarly titled measures used by other companies. As a result, non- GAAP financial measures should be viewed as supplementing, and not as an alternative or substitute for, our unaudited consolidated financial statements prepared and presented in accordance with U.S. GAAP. To address these limitations, management provides a reconciliation of Adjusted Net Income (Loss) and Adjusted EBITDA to net income (loss) attributable to Pagaya Technologies Ltd., a reconciliation of FRLPC to operating income, and a reconciliation of Core Operating Expenses to operating expenses, and calculations of Adjusted EBITDA Margin, FRLPC as a % of Network Volume and Core Operating Expenses as a % of FRLPC. Management encourages investors and others to review our financial information in its entirety, not to rely on any single financial measure and to view the non-GAAP financial measures in conjunction with the respective related GAAP financial measures. Non-GAAP financial measures include the following items: Fee Revenue Less Production Costs (“FRLPC”) is defined as operating income plus technology, data and product development, sales and marketing, and general and administrative costs, and less interest income and net investment income (loss). FRLPC as a % of Network Volume is defined as FRLPC divided by network volume. Adjusted Net Income (Loss) is defined as net income (loss) attributable to Pagaya Technologies Ltd. excluding share-based compensation expense, change in fair value of contingent liability, change in fair value of warrant liability, impairment, including credit-related charges, restructuring expenses, transaction-related expenses, and non- recurring expenses associated with mergers and acquisitions and other one-time expenses. Adjusted EBITDA is defined as net income (loss) attributable to Pagaya Technologies Ltd. excluding share-based compensation expense, change in fair value of contingent liability, change in fair value of warrant liability, impairment, including credit-related charges, restructuring expenses, transaction-related expenses, non-recurring expenses associated with mergers and acquisitions and other one-time expenses, interest expense, income tax expense (benefit), and depreciation and amortization. Adjusted EBITDA Margin is defined as Adjusted EBITDA divided by Total Revenue and Other Income. Core Operating Expenses is defined as operating expenses less share-based compensation, depreciation and amortization, whole loan allowance for losses, transaction-related expenses, restructuring expenses and non- recurring expenses associated with mergers and acquisitions and other one-time expenses. Core Operating Expenses as a % of FRLPC is defined as Core Operating Expenses divided by FRLPC. The foregoing items are excluded from our FRLPC, FRLPC as a % of Network Volume, Adjusted Net Income (Loss), Adjusted EBITDA, Adjusted EBITDA Margin, Core Operating Expenses, and Core Operating Expenses as a % of FRLPC measures because they are noncash in nature, or because the amount and timing of these items is unpredictable, is not driven by core results of operations and renders comparisons with prior periods and competitors less meaningful. We believe these non-GAAP measures provide useful information to investors and others in understanding and evaluating our results of operations, as well as providing useful measures for period-to-period comparisons of our business performance. Moreover, we have included these non-GAAP measures because these are key measurements

5 used by our management internally to make operating decisions, including those related to operating expenses, evaluate performance, and perform strategic planning and annual budgeting. However, these non-GAAP measures are presented for supplemental informational purposes only, should not be considered a substitute for or superior to financial information presented in accordance with U.S. GAAP and may be different from similarly titled non- GAAP financial measures used by other companies. The tables below provide reconciliations of these non-GAAP measures to the most directly comparable U.S. GAAP measures. In addition, Pagaya provides an outlook for the second quarter and full year 2026 on a non-GAAP basis. The Company cannot reconcile its expected Adjusted EBITDA to expected net income (loss) attributable to Pagaya Technologies Ltd. or its expected FRLPC as a % of Network Volume to expected operating income without unreasonable effort because certain items that impact net income (loss) attributable to Pagaya Technologies Ltd., operating income, and other reconciling items are out of the Company’s control and/or cannot be reasonably predicted at this time, which unavailable information could have a significant impact on the Company’s U.S. GAAP financial results. Investors & Analysts Craig Smyth Investor Relations IR@pagaya.com Media & Press Emily Scheer Public Relations Press@pagaya.com

6 PAGAYA TECHNOLOGIES LTD. CONDENSED CONSOLIDATED STATEMENTS OF INCOME (UNAUDITED) (In thousands, except share and per share data) Three Months Ended March 31, 2026 2025 Revenue Revenue from fees $ 298,991 $ 282,704 Other Income Interest income 17,666 7,676 Investment income (loss), net 1,287 (391) Total Revenue and Other Income 317,944 289,989 Production costs 177,561 167,083 Technology, data and product development (1) 15,940 19,444 Sales and marketing (1) 11,132 9,594 General and administrative (1) 33,306 46,183 Total Costs and Operating Expenses 237,939 242,304 Operating Income 80,005 47,685 Gains and (losses) on investments in loans and securities (37,996) (29,024) Other expense, net (15,466) (18,709) Gains from extinguishment of debt 767 — Income (Loss) Before Income Taxes 27,310 (48) Income tax expense (benefit) 3,149 (2,540) Net Income Including Noncontrolling Interests 24,161 2,492 Less: Net loss attributable to noncontrolling interests (533) (5,401) Net Income Attributable to Pagaya Technologies Ltd. $ 24,694 $ 7,893 Earnings per share attributable to Pagaya Technologies Ltd.’s ordinary shareholders: Basic $ 0.29 $ 0.10 Diluted $ 0.28 $ 0.10 Non-GAAP adjusted net income (2) $ 67,496 $ 53,189 Non-GAAP adjusted net income per share: Basic $ 0.82 $ 0.70 Diluted $ 0.73 $ 0.69 Weighted average shares outstanding: Basic 82,717,374 75,765,080 Diluted 96,745,000 77,043,464 (1) The following table sets forth share-based compensation for the periods indicated below: Three Months Ended March 31, 2026 2025 Technology, data and product development $ 1,194 $ 1,097 Sales and marketing 1,531 4,780 General and administrative 4,471 7,295 Total $ 7,196 $ 13,172 (2) See “Reconciliation of Non-GAAP Financial Measures.”

7 PAGAYA TECHNOLOGIES LTD. CONDENSED CONSOLIDATED BALANCE SHEETS (UNAUDITED) (In thousands) March 31, December 31, 2026 2025 Assets Cash and cash equivalents $ 317,813 $ 235,329 Restricted cash and cash equivalents 62,218 53,020 Fees receivables 170,688 153,250 Investments in loans and securities at fair value 941,367 945,269 Equity method and other investments 14,805 13,518 Right-of-use assets 28,965 30,578 Property, equipment and software, net 31,413 30,221 Goodwill 22,903 22,903 Intangible assets, net 6,231 7,661 Other assets 52,240 54,165 Total Assets $ 1,648,643 $ 1,545,914 Liabilities and Shareholders’ Equity Liabilities: Accounts payable $ 3,796 $ 3,931 Accrued expenses and other liabilities 63,472 74,635 Operating lease liabilities 32,619 34,212 Income taxes payable and other tax liabilities 23,561 18,687 Warrant liability 561 4,723 Revolving credit facility 114,700 — Secured borrowing 156,275 193,892 Exchangeable notes 149,416 148,782 Long-term debt 474,988 481,598 Total Liabilities 1,019,388 960,460 Redeemable convertible preferred shares 30,103 30,103 Shareholders’ equity: Ordinary shares — — Additional paid-in capital 1,399,545 1,390,990 Accumulated other comprehensive loss (32,276) (48,319) Accumulated deficit (837,960) (862,654) Total Pagaya Technologies Ltd. shareholders’ equity 529,309 480,017 Noncontrolling interests 69,843 75,334 Total shareholders’ equity 599,152 555,351 Total Liabilities, Redeemable Convertible Preferred Shares, and Shareholders’ Equity $ 1,648,643 $ 1,545,914

8 PAGAYA TECHNOLOGIES LTD. CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (UNAUDITED) (In thousands) Three Months Ended March 31, 2026 2025 Cash flows from operating activities Net income including noncontrolling interests $ 24,161 $ 2,492 Adjustments to reconcile net income to net cash used in operating activities: Equity method and other investments (income) loss (1,287) 391 Depreciation and amortization 3,862 7,722 Share-based compensation 7,196 13,172 Fair value adjustment to warrant liability (4,162) 1,099 (Gains) and losses on investments in loans and securities 37,995 31,186 Amortization of deferred costs 5,190 2,396 Gains from extinguishment of debt (767) — Write-off of capitalized software and other assets 1,866 — Losses on foreign exchange 176 32 Change in operating assets and liabilities: Fee receivables (17,448) (8,844) Accrued interest on investments (9,263) (6,088) Right-of-use assets 1,613 1,505 Other assets 1,646 1,652 Accounts payable 598 3,016 Accrued expenses and other liabilities (11,263) (11,615) Operating lease liability (1,822) (1,415) Income taxes 4,893 (2,274) Net cash provided by operating activities 43,184 34,427 Cash flows from investing activities Proceeds from the maturity and prepayment of investments in loans and securities 196,329 58,674 Cash and restricted cash acquired from Theorem Technology, Inc. — 159 Purchases of investments in loans and securities (209,069) (81,943) Purchases of property, equipment and software (3,176) (3,776) Net cash used in investing activities (15,916) (26,886) Cash flows from financing activities Proceeds from secured borrowing 49,316 49,162 Proceeds from revolving credit facility 114,700 — Proceeds from exercise of stock options, warrants and contributions to ESPP 802 2,859 Distributions made to noncontrolling interests (6,126) (4,442) Payments made to secured borrowing (87,994) (46,919) Payments made to long-term debt (6,463) (4,439) Net cash provided by (used in) financing activities 64,235 (3,779) Effect of exchange rate changes on cash and cash equivalents, and restricted cash and cash equivalents 179 (646) Net increase in cash and cash equivalents, and restricted cash and cash equivalents 91,682 3,116 Cash and cash equivalents, and restricted cash and cash equivalents, beginning of period 288,349 226,518 Cash and cash equivalents, and restricted cash and cash equivalents, end of period $ 380,031 $ 229,634

9 PAGAYA TECHNOLOGIES LTD. RECONCILIATION OF NON-GAAP FINANCIAL MEASURES (UNAUDITED) ($ in thousands, unless otherwise noted) Three Months Ended March 31, 2026 2025 Net Income Attributable to Pagaya Technologies Ltd. $ 24,694 $ 7,893 Adjusted to exclude the following: Share-based compensation 7,196 13,172 Fair value adjustment to contingent liability — (3,184) Fair value adjustment to warrant liability (4,162) 1,099 Impairment loss on certain investments, net 36,376 27,803 Write-off of capitalized software and other assets 1,866 1,708 Restructuring expenses — 962 Transaction-related expenses — 14 Non-recurring expenses 1,526 3,722 Adjusted Net Income $ 67,496 $ 53,189 Adjusted to exclude the following: Interest expenses 19,659 21,212 Income tax expense (benefit) 3,149 (2,540) Depreciation and amortization 3,862 7,722 Adjusted EBITDA $ 94,166 $ 79,583 Adjusted EBITDA Margin % 30% 27 % Three Months Ended March 31, 2026 2025 Operating Income $ 80,005 $ 47,685 Add: Technology, data and product development 15,940 19,444 Add: Sales and marketing 11,132 9,594 Add: General and administrative 33,306 46,183 Less: Interest income 17,666 7,676 Less: Investment income (loss), net 1,287 (391) Fee Revenue Less Production Costs (FRLPC) $ 121,430 $ 115,621 Network Volume (in millions) 2,624 2,400 Fee Revenue Less Production Costs % (FRLPC %) 4.6% 4.8 % Three Months Ended March 31, 2026 2025 Operating expenses $ 60,378 $ 75,221 Adjusted to exclude the following: Share-based compensation 7,196 13,172 Depreciation and amortization 3,862 7,722 Whole loan allowance for losses — 5,620 Write-off of capitalized software 109 — Transaction-related expenses — 14 Restructuring expenses — 962 Non-recurring expenses 2,293 3,722 Core operating expenses $ 46,918 $ 44,009 Core operating expenses as a % of FRLPC 39% 38%